Exhibit 4.1

Form of Common Stock Certificate Number Shares COMMON STOCK COMMON STOCK AutoGenomics SEE REVERSE FOR CERTAIN DEFINITIONS. TRANSFER RESTRICTIONS AND OTHER INFORMATION AUTOGENOMICS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 05277R 105 THIS CERTIFIES THAT IS THE RECORD HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF AUTOGENOMICS, INC. transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers. Dated: Secretary President COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE GOES 740 All Right Reserved LITHO IN USA Form of Common Stock Certificate Form of Common Stock Certificate

Form of Common Stock Certificate

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT	Custodian (Cust) (Minor)

TEN ENT	as tenants by the entireties		under Uniform Gifts to Minors Act (State)
JT TEN	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	Custodian (Cust) (until age ) (Minor)
COM PROP	as community property		under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                   hereby sell(s) assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
X

X

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER
SIGNATURE(S) GUARANTEED:

THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.